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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use of our report dated January 5, 2001 relating to the financial statements of Newnan Coweta Bank included in Form 8-K.



                                       /s/ Mauldin & Jenkins, LLC


Atlanta, Georgia
October 1, 2001